UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  Dec. 10, 2008

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   612-330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modifications to Rights of Security Holders.

On Dec. 11, 2008, Xcel Energy Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Stockholder Protection Rights Agreement dated as of Dec. 13, 2000, between the Company and The Bank of New York Mellon, as successor rights agent (the “Rights Agreement”).

The Amendment changes the final expiration date of the Rights Agreement from June 28, 2011 to Dec. 11, 2008.  Accordingly, the Rights expired at the close of business on Dec. 11, 2008, and the Rights Agreement has been terminated and is of no further force and effect.  The Rights will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended.  A copy of the Amendment is attached as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On Dec. 10, 2008, Paul J. Bonavia, the Company’s President, Utilities Group, announced his intention to resign his position effective Dec. 19, 2008.   The Company issued a press release announcing the matters discussed above which is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

(e)           On Dec. 10, 2008, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s Supplemental Executive Retirement Plan (the “SERP”) which closes the SERP as of Dec. 10, 2008 to new participants.

In addition, the Board approved amendments to the Company’s Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”), effective as of Jan. 1, 2009, which make design changes to the plan, including the following:

•                  Establishing a new base salary threshold for participants’ of $150,000;

•                  Modifying the matching contribution formula (from 100 percent match of the first 2 percent contributed and 50 percent of the next 4 percent contributed, to 50 percent of the first 8 percent contributed); and

•                  Modifying the time and form of payments rule in certain circumstances.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

4.01	Amendment to Stockholder Protection Rights Agreement, dated as of Dec. 11, 2008.

99.01	Press Release dated Dec. 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

	By	/s/ Benjamin G.S. Fowke
Benjamin G.S. Fowke
Vice President and Chief Financial Officer

Date: Dec. 12, 2008